Income Taxes 10-Q	6 Months Ended	12 Months Ended
	Jun. 30, 2026	Dec. 31, 2025
Income Tax Disclosure [Abstract]
Income Taxes
11. Income Taxes
The Company did not record any income tax expense for the three and six months ended June 30, 2026 and 2025. The Company has incurred net operating losses for all the periods presented and has not reflected any benefit of such net operating loss carryforwards in the accompanying financial statements. The Company has recorded a full valuation allowance against all of its deferred tax assets as it is not more likely than not that such assets will be realized in the near future.
It is the Company’s policy to record penalties and interest related to income taxes as a component of income tax expense. The Company has not recorded any interest or penalties related to income taxes during the three and six months ended June 30, 2026 and 2025. The Company has not identified any uncertain tax positions in the periods since inception.

Unit : in thousand	Three Months Ended		Six Months Ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Provision (benefit) for income taxes	$—	$—	$—	$—
Effective income tax rate	—%	—%	—%	—%
The effective tax rates differ from the statutory tax rates for the three months ended June 30, 2026 and 2025 primarily due to the Company’s full valuation allowance position against domestic deferred tax assets. The provision for income taxes for the three and six months ended June 30, 2026 and 2025 included estimated federal, state and foreign income taxes in jurisdictions in which the Company does not have sufficient tax attributes.
As of June 30, 2026 the Company has a valuation allowance of approximately $23 million against all net domestic deferred tax assets for which realization cannot be considered more likely than not at this time.

Management assesses the need for the valuation allowance on a quarterly basis. In assessing the need for a valuation allowance, the Company considers all positive and negative evidence, including scheduled reversals of deferred tax liabilities, projected future taxable income, tax planning strategies, and past financial performance. As a result, management has concluded, as of June 30, 2026, it is more likely than not the Company’s net domestic deferred tax assets will not be realized, and a full valuation allowance against all net domestic deferred tax assets is still warranted as of June 30, 2026. The valuation allowance against these deferred tax assets may require adjustment in the future based on changes in the mix of temporary differences, changes in tax laws, and operating performance. If and when the Company determines the valuation allowance should be released (i.e., reduced), the adjustment would result in a tax benefit reported in that period’s Consolidated Statements of Operations, the effect of which would be an increase in reported net income.
During the period, the Company completed its domestication from the Cayman Islands to Texas. Management evaluated the income tax consequence of the transaction, including the impact on deferred tax assets and liabilities, the realizability of tax attributes and potential limitations under Section 382 of the Internal Revenue Code. The Company does not believe the domestication resulted in a change in tax status requiring a discrete tax adjustment, as the Company was previously subject to US income tax reporting through its existing US operations.

8. Income Taxes
The Company was incorporated in the Cayman Islands and, through December 31, 2024, had no subsidiaries and conducted all activities at the Cayman parent level. As an exempted company incorporated in the Cayman Islands, the Company was not subject to income taxes in that jurisdiction.
In 2025, the Company formed Enhanced US, LLC, a wholly owned U.S. subsidiary, through which substantially all operations are conducted. As a result, beginning in 2025, the Company became subject to U.S. federal and applicable state income taxes, which are reflected in the Company’s consolidated income tax provision.
The Company remains subject to income tax filing requirements in the United States and the United Arab Emirates. The Company is in a
pre-revenue
stage of development and has incurred losses since inception.
The components of total loss before income taxes are as follows:

	For the Years Ended December 31,
	2025	2024
United States	$(26,766,593)	$—
Cayman Islands	104,916	(4,699,469)

Loss before income taxes	$(26,661,677)	$(4,699,469)

A reconciliation of the Company’s effective tax rate to the statutory federal income tax rate is as follows:

	Year ended December 31, 2025
Income tax at Cayman Islands statutory rate	$—	—%
Domestic state and local income taxes, net of federal effect	—	—%
Foreign Tax Effects	—	—%
United States
Statutory rate difference between Cayman and U.S.	(5,620,984)	21.0%
Local taxes at a rate different than the statutory rate	(1,190,853)	4.5%
Changes in valuation allowances	6,029,335	(22.6)%
Non-deductible transaction related costs	380,731	(1.4)%
Non-deductible stock compensation	316,464	(1.2)%
Other non-deductible	85,307	(0.3)%

Effective tax rate	$—	—%
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.
The components of deferred tax assets and liabilities consisted of the following:

Year Ended December 31, 2025
Deferred tax assets:
Federal net operating loss carryforwards	$4,209,408
State net operating loss carryforwards	1,026,902
Reserves and accruals	364,571
Stock-based compensation	511,112

Total deferred tax assets	6,111,993
Valuation allowance	(6,029,335)

Net total deferred tax assets	$82,658

Deferred tax liabilities:
Depreciation and amortization	(52,064)
Other	(30,594)

Total deferred tax liabilities	$(82,658)

Net deferred tax assets	$—
As of December 31, 2025, the Company has a valuation allowance of approximately $6.0 million against all domestic deferred tax assets. Management assesses the need for the valuation allowance on a quarterly basis.
In assessing the need for a valuation allowance, the Company considers all positive and negative evidence, including scheduled reversals of deferred tax liabilities, projected future taxable income, tax planning strategies, and past financial performance. As a result, management has concluded, as of the balance sheet date, it is more likely than not the Company’s net domestic deferred tax assets will not be realized, and a full valuation allowance against all net domestic deferred tax assets is warranted as of December 31, 2025. The valuation allowance against these deferred tax assets may require adjustment in the future based on changes in the mix of temporary differences, changes in tax laws, and operating performance. If and when the Company determines the valuation allowance should be released (i.e., reduced), the adjustment would result in a tax benefit reported in that period’s consolidated statements of operations, the effect of which would be an increase in reported net income.
As of December 31, 2025, the Company has federal and state net operating loss carryforwards of $20.0 million in each jurisdiction. The federal tax carryforwards do not expire, while the state carryforwards begin to expire in 2045. Utilization of the U.S. federal and state net operating loss carryforwards may be subject to a substantial annual limitation due to ownership change limitations that could occur in the future, as provided by Section 382 of the Internal Revenue Code of 1986 (“Section 382”). Within 2025, the Company experienced equity transactions and changes in ownership that may have resulted in an ownership change within the meaning of Section 382. In addition, the proposed business combination may result in an ownership change under Section 382. As a result, the Company’s ability to utilize its net operating loss carryforwards and certain other tax attributes may be subject to additional annual limitations following the consummation of the business combination. The Company is in the process of evaluating the impact of any such limitation on its tax attributes. Any such limitation would not have a material impact on the Company’s consolidated financial statements.
In 2025, the Company is only subject to state and local income taxes in New York and does not currently have any cash income tax expense in this jurisdiction.